AQUAMETALS

NASDAQ: AQMS

August 2016

"Lead reinvented"

"The World's First Smelterless Lead Recycling Company"

Safe Harbor

This document contains forward-looking statements concerning Aqua Metals, Inc., the lead-acid battery recycling industry, the intended benefits of its agreements with Interstate Batteries, the future of lead-acid battery recycling via traditional smelters, the Company's development of its commercial lead-acid battery recycling facilities and the quality, efficiency and profitability of Aqua Metals' proposed lead-acid battery recycling operations. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that Company has not yet commenced revenue producing operations or completed its initial commercial recycling facility, thus subjecting the Company to all of the risks inherent in a pre-revenue start-up; (2) the uncertainties involved in any new commercial relationship and the risk that Aqua Metals will not receive the intended benefits of its agreements with Interstate Batteries; (3) risks related to Aqua Metals' ability to raise sufficient capital, as and when needed, to develop and operate its recycling facilities; (4) changes in the federal, state and foreign laws regulating the recycling of lead-acid batteries; (5) the Company's ability to protect its proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in the Annual Report on Form 10-K filed with the SEC on March 28, 2016. Aqua Metals cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

The World's first AquaRefinery™ is opening for business

- Planned for 160T lead/day
  - 80T lead output per day by Q4 2016
  - 160T lead output by 2018
  - 50% refined alloys / 50% pure lead
- Key equipment installed on schedule
- Experienced and capable operations team recruited, on site and leading commissioning



AQUAMETALS

We did the heavy lifting and have all of the permits that we require to operate!

- Worked with County, State and Federal Regulators to secure permits appropriate to our technology
  - We have a Class II Air Permit and were not subject to NESHAP – this is a massive benefit over smelting
  - We did not require a RCRA permit to operate our NV facility
- Ongoing regulatory outreach
  - Getting the word out that there is a cost effective alternative to smelting - well received
  - Timely – enforcement actions against smelters appear to be increasing with new regulatory action on the last remaining West Coast smelter
- Our permitting advantages are part of our core IP
  - Obtaining all required permits in such a short time-scale validated the benefits of our technology
  - We established important precedents - that should help our roll-out and expansion

AQUAMETALS

The requirement for NESHAP compliance is driven by high temperature volatilization and fugitive emissions – inherent to smelting


Processes which generate airborne emissions which need to be managed
Used LABs
Break, sort and float
Lead Paste
De-sul-phurize
Dry
Charge prep
Feed
Smelter
Gas filtering
Lead dust
Lead dust
Lead dust
Lead dust
GHG emissions
Reducing agents
Slag agents
Heat
Dross and lost lead
Plastic
Sulphuric Acid
Sodium Sulphate
Metallic Lead
Ingoting
Secondary Lead

AQUAMETALS

AquaRefining eliminates lead volatilization and fugitive emissions


Wet processes with no opportunity to generate airborne emissions
Used LABs
Break, sort and float
Lead Paste
De-sul-phurize
AquaRefine
Ingoting
High value products
"Primary" Lead
Electricity
Plastic
Sulphuric Acid
Sodium Sulphate
Metallic Lead
Ingoting
Secondary Lead

AQUAMETALS

First AquaRefining module shipped in June



First module shipped from Alameda



Delivered to TRIC



Installed in the AquaRefining Hall

AQUAMETALS

>200 people attended our facility open day on July 28th













- A substantial majority of the US battery production industry has now visited our facility
  - Strong interest in our process and products

Estimated commissioning and ramp-up schedule


Commission & Test
Production Ramp-up
Battery Breaker
Bag House
Desulf.
Water treatment
Ingot & Refining
AquaRefining
20 tons
40 tons
80 tons
Aug
Sep
Oct
Nov
Dec
Staffing
Day Shift Supervisors
Day Shift Operators
Night Shift Operators
Night Shift Supervisors

- Michael Krickel has built and commissioned 5 battery recycling facilities
  - Leads an exceptionally qualified and experienced team
  - Backed up by exceptionally qualified chemical and electrochemical engineers

AQUAMETALS

We continue to expand our strategic relationships

- Wirtz Manufacturing
  - Largest US supplier of battery making and battery recycling equipment - was our first investor (2014)
  - Supply breaking, separation and ingot making equipment
- Battery Systems Inc
  - 2nd largest distributor and collector of batteries in the US
  - Became our 2nd Strategic Investor at our IPO in 2015
  - Operate a 200,000ft^2 warehouse >100yds from our first facility
- Interstate Batteries
  - Largest distributor and collector of batteries in the US
  - Became our 3rd Strategic Investor with a $10mm investment in May 2016
  - Committed to supply ~1mm batteries to us for recycling

- **In discussions with additional potential partners**

Supplying licensed modules is our primary business objective

- Our plan is to expand our own capacity to ~800 Tonnes/day from 4-5 facilities – primarily using debt finance
  - Provides commercial validation and demonstration & training facilities to support licensing
  - TRIC will be expanded to 160Tonnes/day by 2018 – debt financing options are in discussion
  - Plans for Site 2 at an advanced stage - supply, offtake & financing options are in discussion
- Providing AquaRefining equipment on a fully serviced licensing service model is the next stage
  - A substantial majority of North American battery manufacturers and lead smelters have visited our facility
  - The cost, quality, environmental and permitting advantages are being very well received
  - Approached by interested parties in Europe, South America, China and India
  - We plan to deliver our first modules to 3rd parties in Q3 2107 – indicated interest for AquaRefining modules equivalent to more than 2 years of module production (>320 modules)

Financials

- May 2016 - $5.1M private placement & $10M investment from Interstate Batteries[1]
- Capex spend for year to date 2016 - $13.7M
- Outstanding common shares on June 30, 2015 – 15,574,225

	Q2 2016	Q2 2015
Operating Loss	$(2.8M)	$(1.1M)
Net Loss[2]	$(2.9M)	$(3.0M)
Loss Per Share	$(0.20)	$(0.68)

Cash @ June 30, 2016	$26.0M
Cash @ December 31, 2015	$31.8M

1) Gross proceeds to Aqua Metals from these offerings are before deducting underwriting discounts, commissions and other offering expenses payable by Aqua Metals.
2) Increase in fair value of derivative liabilities accounted for $1.3M of the loss for the first quarter ended June 30, 2015.

Obstacles we overcame and the lessons we learned

- Permitting our CA headquarters was harder than our NV facility
  - Caused a ~6 month delay to our lab and engineering work
- There appeared to be concentrated external interference with our air permit application
  - Caused a delay but established a critically important precedent
- We would like to have been able to hire experienced battery recycling industry expertise earlier, but needed to establish credibility first
- The battery industry appears more than ready for an alternative to smelting
  - US smelters are under increasing regulatory pressure and enforcement actions
  - Unregulated smelters in developing countries are hurting the lead acid battery industry
- US regulators, appear very responsive to an alternative to smelting

Key takeaways

- We have demonstrated the benefits of our technology with respect to permitting – and this has been exceptionally well received by potential licensees.
- We are generating much stronger and more urgent interest with potential suppliers and customers, evidenced by our recently announced strategic partnership with Interstate Batteries.
- After less than 12 months, TRIC is almost ready to run! Building the facility largely on schedule has been recognized as a massive achievement by potential customers and licensees.
- We are already pursuing debt financing options for our next facility and we have the potential to pre-sell some or all of its capacity before we break ground.
- We have strong demand for AquaRefining modules and support equipment.
- We have strong interest from debt and other non-diluting sources of capital.

Contact

- **Meet with Aqua Metals on Future Road Shows:** Throughout the next 12 months, management will visit both coasts and attend multiple investor/industry conferences

INVESTOR RELATIONS CONTACT:
Greg Falesnik
Senior Vice President
1-949-385-6449
Greg.Falesnik@mzgroup.us

AQUA METALS CONTACT:
Thomas Murphy
Chief Financial Officer
1-510-453-0147

WWW.AQUAMETALS.COM